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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 27, 2003

                              WILLBROS GROUP, INC.
             (Exact name of registrant as specified in its charter)


Republic of Panama                  1-11953                      98-0160660
 (State or other                (Commission File              (I.R.S. Employer
 jurisdiction of                    Number)                  Identification No.)
 incorporation)


                               Plaza 2000 Building
                             50th Street, 8th Floor
                               Apartado 0816-01098
                          Panama 5, Republic of Panama
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code (50-7) 213-0947

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 12. Results of Operations and Financial Condition.

         On October 27, 2003, the Registrant issued a press release announcing preliminary third quarter 2003 results. A copy of the press release is attached as Exhibit 99 to this Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WILLBROS GROUP, INC.

Date:  October 27, 2003                   By: /s/ Warren L. Williams
                                              -------------------------------
                                              Warren L. Williams
                                              Senior Vice President,
                                                 Chief Financial Officer
                                                 and Treasurer


                                       2
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                                  Exhibit Index

Exhibit
Number                             Description
------                             -----------

  99             Press release dated October 27, 2003, issued by the Registrant.